UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) – September 10, 2004

ZIMMER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-16407	13-4151777
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

345 East Main Street, Warsaw, Indiana		46580
(Address of principal executive offices)		(Zip Code)

(574) 267-6131
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

     On September 10, 2004, the Board of Directors of Zimmer Holdings, Inc. (the “Company”) approved an amendment to the Rights Agreement, dated as of July 30, 2001, as amended, between the Company and Mellon Investor Services LLC, as Rights Agent (the “Rights Agreement”). The terms of the amendment are set forth in the attached Amendment No. 2 to the Rights Agreement (the “Amendment”), dated as of September 13, 2004. The Amendment provides that the Rights (as defined in the Rights Agreement) will expire on September 16, 2004, more than six years earlier than the date initially specified in the Rights Agreement. The Company issued a press release in connection with the Amendment. A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference, and a copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

4.1	Amendment No. 2 to the Rights Agreement, dated as of September 13, 2004, by and between Zimmer Holdings, Inc. and Mellon Investor Services LLC, as Rights Agent.

99.1	Press Release, dated September 15, 2004, issued by Zimmer Holdings, Inc.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIMMER HOLDINGS, INC.
By:	/s/ David C. Dvorak
	Name:	David C. Dvorak
	Title:	Executive Vice President, Corporate Services and Chief Counsel

Dated: September 15, 2004

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